Shareholders' Equity	6 Months Ended
Jun. 30, 2022
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY
NOTE 8:	SHAREHOLDERS’ EQUITY

a.	In April 2022, a total of 1,000 options were exercised for the amount of $2.

b.	On May 2, 2022, the Company entered into a definitive agreement with several investors for the sale of 450,000 units, each consisting of one ordinary share and one half warrant to purchase an ordinary share, at a unit purchase price of $2.2. The warrants have an exercise price of $2.2 per ordinary share and are immediately exercisable into ordinary shares over a five-year term. The sale was made in a registered direct offering with a total gross amount of $990 or $911 net of incremental and direct issuance expenses.

c.	In June 2021, a total of 25,399 options were exercised for the amount of $59.

d.	On March 31, 2021, the Company issued 7,188 ordinary shares (equivalent to $27) to an officer of the Company as a bonus, which was approved by the Board of Directors and shareholders.

e.	On January 4, 2021, the Company entered into a definitive agreement with several institutional investors for the sale of 800,000 units, each consisting of one ordinary share and 0.9 of a warrant to purchase an ordinary share at a combined purchase price of $2.5. The warrants have an exercise price of $2.75 per share and are immediately exercisable into ordinary shares over a five-year term. The sale was made in a registered direct offering with a total gross amount of $2,000 or $1,841 net of incremental and direct issuance expenses.